LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
LOSS PER SHARE
LOSS PER SHARE

NOTE 25 - LOSS PER SHARE

Loss per share is disclosed below:

	2021	2020	2019

Loss for the period attributable to equity holders of the Parent Company	(700,078)	(474,516)	(131,647)
Weighted average number of shares with face value of TRY0.20 each	304,764	284,328	284,328

Basic and diluted loss per share	(2.30)	(1.67)	(0.46)

As further disclosed in Note 15, the number of shares issued has increased from 56,866 thousand to 284,328 thousand via decreasing nominal value of each share from TRY 1 to TRY0.20 at the Extraordinary General Assembly meeting dated 25 May 2021. As a result, the loss per share calculation for the periods presented have been performed based on the recent number and nominal value of shares issued.

At the Extraordinary General Assembly meeting dated 5 July 2021, the number of shares issued has increased from 284,328 thousand to 325,998 thousand due to capital increase.